UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 17, 2008 (June 13, 2008)

Golfsmith International Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
000-52041
(Commission File Number)
16-1634847
(I.R.S. Employer Identification Number)
11000 North IH-35
Austin, Texas 78753-3195
(Address and zip code of principal executive offices)
(512) 837-8810
(Registrant’s telephone number, including area code)
N/A
(Name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Employment Agreement
Notice of Option Grant to Martin Hanaka
Press Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2008, the Company concluded its search for a permanent Chief Executive Officer and appointed its interim Chief Executive Officer, Martin E. Hanaka, to that position. Mr. Hanaka, age 59, has been the Company’s Interim Chief Executive Officer since January 9, 2008 and has been with the Company since April 2007, serving as a director and Chairman of the Board. Mr. Hanaka will continue serving as a director and as Chairman of the Board.
Mr. Hanaka served as Chairman of the Board of The Sports Authority, Inc. from November 1999 until June 2004 and was its Chief Executive Officer from September 1998 until August 2003. Mr. Hanaka joined the Sports Authority, Inc.’s Board of Directors in February 1998. From 1994-1997, Mr. Hanaka was President, Chief Operating Officer and a director of Staples, Inc. Mr. Hanaka is also a director of Transworld Entertainment Corp., a leading retailer of movies, music and games. Mr. Hanaka also serves on the board of governors of the Boys and Girls Club of America.
Mr. Hanaka’s employment agreement, entered into on June 13, 2008, extends for three years, with automatic successive one-year extensions unless terminated by either party. As provided in the employment agreement, Mr. Hanaka will receive (i) a minimum base salary of $600,000 per year; (ii) the potential to earn an annual bonus of up to 75 percent of his then-current base salary based on the Company’s attainment of financial targets; (iii) the grant of a stock option to purchase 1,000,000 shares of common stock of the Company at an exercise price equal to the closing price of the Company’s stock on the date of grant (which is the date of the employment agreement) vesting in five equal annual installments (however, vesting with respect to 800,000 shares is subject to approval by the Company’s shareholders of an increase in the number of shares available under the Company’s 2006 Incentive Compensation Plan by at least an equal number of shares); (iv) payment of or reimbursement for reasonable residential rental and living expenses incurred for Mr. Hanaka’s residence in the Austin, Texas metropolitan area and reasonable airfare incurred for business purposes and commuting up to once per week between Austin, Texas and his primary residence in Fort Lauderdale, Florida during the term of the employment agreement; and (v) other benefits, such as participation in the 401(k) retirement savings plan, health and disability insurance, as well as four weeks paid vacation, reimbursement of business expenses and indemnification and liability insurance on the same basis as other officers of the Company.
The employment agreement further provides that, if, prior to a “change of control,” the Company’s Board of Directors terminates Mr. Hanaka’s employment without “cause” or cancels an automatic extension of his employment term, or Mr. Hanaka resigns for “good reason”, as those terms are defined in the employment agreement, Mr. Hanaka will be entitled to receive (i) a prorated bonus for the fiscal year in which his employment terminate, and (ii) severance payments totaling 200 percent of an amount equal to his then-current base salary, payable in equal installments in accordance with customary payroll procedures during a two-year period, commencing within 60 days following the date his employment is terminated. The employment agreement further provides that, if, on or after a change of control, the Company’s Board of Directors terminates Mr. Hanaka’s employment without cause or cancels an automatic extension of his employment term, or Mr. Hanaka resigns under any circumstances, Mr. Hanaka will be entitled to receive (i) a prorated bonus for the fiscal year in which his employment terminate, and (ii) severance payments totaling 200 percent of an amount equal to the sum of his then-current base salary plus his then-current maximum annual bonus payable in equal installments in accordance with customary payroll procedures during a two-year period, commencing within 60 days following the date his employment is terminated. In each such case, Mr. Hanaka is entitled to Company-paid health care continuation coverage premiums for himself and his dependents for two years following such termination of employment. In the case of a change of control event, the stock option shall become fully exercisable. In the event of death or disability, Mr. Hanaka (or his beneficiary) will be entitled to receive a prorated annual bonus for the fiscal year in which his employment is terminated and Company-paid health care continuation coverage premiums for Mr. Hanaka and his dependents for one year following such termination of employment. To receive these severance and post-termination benefits, Mr. Hanaka or his legal representative is required to execute a general release of claims against the Company and its affiliates. In addition, in the event of Mr. Hanaka’s death prior to all of his stock options becoming fully exercisable, in addition to any stock options that are otherwise exercisable, options to purchase 200,000 of the common stock will become exercisable.

Mr. Hanaka’s employment agreement also contains restrictive covenants which generally prohibit Mr. Hanaka from (a) disclosing the Company’s trade secrets and confidential information, or (b) during his employment term and for the two-year period following termination of employment (1) soliciting on behalf of a competing business the Company’s customers, (2) soliciting the Company’s employees or (3) engaging in any competing business.
The full text of Mr. Hanaka’s employment agreement and notice of option grant is attached as Exhibits 10.1 and 10.2.
Item 8.01 Other Events
In addition, at a meeting of the Board on June 13, 2008, the board reconstituted the Compensation Committee to consist of Glenda Chamberlain and Noel Wilens. Martin Hanaka will no longer serve on the Compensation Committee. The Company is a “controlled company” under the rules of the Nasdaq Stock Market.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Employment Agreement, dated as of June 13, 2008, between Golfsmith International Holdings, Inc. and Martin Hanaka.

10.2	Notice of Option Grant to Martin Hanaka, dated as of June 13, 2008.

99.1	Press Release, dated June 17, 2008, titled “Martin Hanaka Named Chief Executive Officer of Golfsmith.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
By:	/s/ R. Scott Wood
	Name:	R. Scott Wood
	Title:	Vice President and General Counsel

Dated: June 18, 2008

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement, dated as of June 13, 2008, between Golfsmith International Holdings, Inc. and Martin Hanaka.

10.2	Notice of Option Grant to Martin Hanaka, dated as of June 13, 2008.

99.1	Press Release, dated June 17, 2008, titled “Martin Hanaka Named Chief Executive Officer of Golfsmith.”

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